UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  March 24, 2008

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

        Registrant’s telephone number, including area code:                                                                                                         (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           (e)  Compensatory Arrangements of Certain Officers

   On March 24, 2008, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of CommScope, Inc. (the “Company”) increased the annual compensation for certain officers of the Company, effective as of April 1, 2008.  The named executive officers and their new respective salaries and target incentive bonuses (expressed as a percentage of salary) are as follows:

Name and Principal Position	Salary	Target Bonus (Expressed as a Percentage of Salary)
Frank M. Drendel Chairman and Chief Executive Officer	$970,000	115%
Brian D. Garrett President and Chief Operating Officer	$646,600	85%
Edward A. Hally Executive Vice President and General Manager, Antenna, Cable and Cabinets Group	$434,600	70%
Jearld L. Leonhardt Executive Vice President and Chief Financial Officer	$466,400	70%
Randall W. Crenshaw Executive Vice President and General Manager, Enterprise	$386,900	65%

Also on March 24, 2008, the Compensation Committee of the Company established (i) the classes and number of employees (which includes the Company’s executive officers) eligible to receive an award under the Company’s Annual Incentive Plan (the “AIP”) with respect to the 2008 performance year, (ii) the aggregate target award for each employee class with respect to the 2008 performance year and (iii) the maximum award payable to any employee class under the AIP with respect to the 2008 performance year.

In addition, the Compensation Committee determined that the Financial Targets (as such term is defined in the AIP) for the 2008 performance year will be expressed in terms of Operating Income for either the Company or one of its operating units, as applicable.  The term “Operating Income” is defined as operating income (or loss) as appears on the Company’s consolidated statement of operations for 2008, increased or decreased by certain specified items.

Amounts payable under the AIP with respect to the 2008 performance year can range from 0% to 200% of the targeted awards, based on the extent to which actual Operating Income meets, exceeds or is below the applicable Financial Target.

With respect to the Company’s Policy on Discretionary Performance Compensation (the “Policy”), on March 24, 2008 the Compensation Committee of the Company established the 2008 Percentage (as defined in the Policy) for payment of Discretionary Performance Compensation (also as defined in the Policy).  For the 2008 fiscal year, Percentages payable under the Policy can range from 0% to 2% of annualized pay, based on the Company’s Operating Income (as defined for purposes of the Company’s 2008 AIP Financial Targets).  For the Company’s executive officers, the Compensation Committee set the percentage at 2% for the 2008 fiscal year if the Company’s Operating Income equals or exceeds 100% of the target set forth in the AIP.  That percentage decreases as the percent of target reached decreases, down to 0% if less than 50% of the AIP Adjusted Operating Income target is reached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 24, 2008

COMMSCOPE, INC.

By:	/s/ Frank B. Wyatt, II
Name: Frank B. Wyatt, II
Title: Senior Vice President, General Counsel & Secretary